Summary Translation	Exhibit 4.57

Domestic Factoring Agreement

Contract No.：04020203-2010（EFR）00005

Borrower：Shijie Kaiyuan Auto Trade Co., Ltd.
Lender：ICBC Bank Hebei Branch
Signing Date：July 30, 2010
Loan Amount：RMB84, 000,000
Length of maturity：From August 5, 2010 to May 29, 2011
Use of Loan：- Vehicle Purchases
Loan Interest：5.31%
Date of Draft： August 5, 2010
Withdrawal Amount：RMB84,000,000
Payment Method：  Repayments of the loan shall be in accordance with the Transfer Schedule of Accounts Receivable attached hereto.
Repayment Date：May 29, 2011

Summary Translation	Exhibit 4.57

Domestic Factoring Agreement

Contract No.：04020203-2010（EFR）00009

Borrower：Shijie Kaiyuan Auto Trade Co., Ltd.
Lender：ICBC Bank Hebei Branch
Signing Date：August 14, 2010
Loan Amount：RMB45,000,000
Length of maturity：From August 17, 2010 to June 10, 2011
Use of Loan：- Vehicle Purchases
Loan Interest：5.31%
Date of Draft： August 17, 2010
Withdrawal Amount：RMB45,000,000
Payment Method：  Repayments of the loan shall be in accordance with the Transfer Schedule of Accounts Receivable attached hereto.
Repayment Date：June 10, 2011

Summary Translation	Exhibit 4.57

Domestic Factoring Agreement

Contract No.：04020203-2010（EFR）00013

Borrower：Shijie Kaiyuan Auto Trade Co., Ltd.
Lender：ICBC Bank Hebei Branch
Signing Date：August 18, 2010
Loan Amount：RMB45,000,000
Length of maturity：From August 18, 2010 to June 15, 2011
Use of Loan：- Vehicle Purchases
Loan Interest：5.31%
Date of Draft： August 18, 2010
Withdrawal Amount：RMB45,000,000
Payment Method：  Repayments of the loan shall be in accordance with the Transfer Schedule of Accounts Receivable attached hereto.
Repayment Date：June 15, 2011

Summary Translation	Exhibit 4.57

Domestic Factoring Agreement

Contract No.：04020203-2010（EFR）00015

Borrower：Shijie Kaiyuan Auto Trade Co., Ltd.
Lender：ICBC Bank Hebei Branch
Signing Date：August 19, 2010
Loan Amount：RMB40,000,000
Length of maturity：From August 20, 2010 to June 17, 2011
Use of Loan：- Vehicle Purchases
Loan Interest：5.31%
Date of Draft：August 20, 2010
Withdrawal Amount：RMB40,000,000
Payment Method：  Repayments of the loan shall be in accordance with the Transfer Schedule of Accounts Receivable attached hereto.
Repayment Date：June 17, 2011

Summary Translation	Exhibit 4.57

Domestic Factoring Agreement

Contract No.：04020203-2010（EFR）00017

Borrower：Shijie Kaiyuan Auto Trade Co., Ltd.
Lender：ICBC Bank Hebei Branch
Signing Date：August 23, 2010
Loan Amount：RMB36,000,000
Length of maturity：From August 23, 2010 to June 19, 2011
Use of Loan：- Vehicle Purchases
Loan Interest：5.31%
Date of Draft：August 23, 2010
Withdrawal Amount：RMB36,000,000
Payment Method：  Repayments of the loan shall be in accordance with the Transfer Schedule of Accounts Receivable attached hereto.
Repayment Date：June 19, 2011